EXHIBIT 99.2

GSAA045 - Price/Yield - AV1

Balance      $105,977,000.00    Delay               0               Index              LIBOR_1MO | 1.2788   WAC   6.55168 WAM    350
Coupon       1.4288             Dated               6/29/2004       Mult / Margin      1 / 0.15             NET   6.02715 WALA     3
Settle       6/29/2004          First Payment       7/25/2004       Cap / Floor        999 / 0




                         50 PricingSpeed     75 PricingSpeed   100 PricingSpeed   150 PricingSpeed    200 PricingSpeed
Price                        Disc Margin         Disc Margin        Disc Margin        Disc Margin         Disc Margin
99.0000                               69                  92                115                160                 205
99.1250                               62                  83                103                142                 181
99.2500                               55                  73                 90                124                 157
99.3750                               49                  63                 77                106                 133
99.5000                               42                  54                 65                 87                 109
99.6250                               35                  44                 52                 69                  86
99.7500                               28                  34                 40                 51                  62
99.8750                               22                  25                 27                 33                  39
100.0000                              15                  15                 15                 15                  15
100.1250                               8                   5                  3                 -3                  -9
100.2500                               2                  -4                -10                -21                 -32
100.3750                              -5                 -14                -22                -39                 -55
100.5000                             -12                 -23                -35                -57                 -79
100.6250                             -18                 -33                -47                -75                -102
100.7500                             -25                 -42                -59                -93                -125
100.8750                             -32                 -52                -72               -111                -149
101.0000                             -38                 -61                -84               -128                -172

WAL                                 1.88                1.30               1.00               0.69                0.53
Mod Durn                            1.86                1.29               1.00               0.69                0.53
Principal Window           Jul04 - Jun08       Jul04 - Mar07      Jul04 - Jul06      Jul04 - Oct05       Jul04 - Jun05

LIBOR_1MO                         1.2788              1.2788             1.2788             1.2788              1.2788
LIBOR_6MO                         1.9187              1.9187             1.9187             1.9187              1.9187
Optional Redemption              Call (N)            Call (N)           Call (N)           Call (N)            Call (N)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AF2

Balance            $66,815,000.00       Delay                24                 WAC            6.551679165          WAM          350
Coupon             4.75393              Dated                6/1/2004           NET            6.027145             WALA           3
Settle             6/29/2004            First Payment        7/25/2004


                         50 PricingSpeed      75 PricingSpeed        100 PricingSpeed       150 PricingSpeed       200 PricingSpeed
Price                              Yield                Yield                   Yield                  Yield                  Yield
99.0000                           4.9304               4.9916                  5.0527                 5.1828                 5.3166
99.1250                           4.9067               4.9566                  5.0065                 5.1127                 5.2219
99.2500                           4.8830               4.9217                  4.9604                 5.0428                 5.1274
99.3750                           4.8594               4.8869                  4.9144                 4.9729                 5.0330
99.5000                           4.8358               4.8521                  4.8684                 4.9032                 4.9388
99.6250                           4.8122               4.8174                  4.8225                 4.8335                 4.8448
99.7500                           4.7886               4.7827                  4.7767                 4.7640                 4.7510
99.8750                           4.7651               4.7480                  4.7310                 4.6946                 4.6573
100.0000                          4.7417               4.7135                  4.6853                 4.6253                 4.5638
100.1250                          4.7183               4.6790                  4.6397                 4.5562                 4.4704
100.2500                          4.6949               4.6445                  4.5941                 4.4871                 4.3772
100.3750                          4.6715               4.6101                  4.5487                 4.4182                 4.2842
100.5000                          4.6482               4.5757                  4.5033                 4.3493                 4.1913
100.6250                          4.6249               4.5414                  4.4580                 4.2806                 4.0986
100.7500                          4.6017               4.5072                  4.4127                 4.2120                 4.0061
100.8750                          4.5785               4.4730                  4.3675                 4.1435                 3.9137
101.0000                          4.5553               4.4388                  4.3224                 4.0752                 3.8215

WAL                                 6.35                 4.07                    3.00                   1.93                   1.41
Mod Durn                            5.31                 3.60                    2.73                   1.80                   1.33
Principal Window           Jun08 - Jul14        Mar07 - Jun10           Jul06 - Oct08          Oct05 - Jan07          Jun05 - May06

LIBOR_1MO                         1.2788               1.2788                  1.2788                 1.2788                 1.2788
LIBOR_6MO                         1.9187               1.9187                  1.9187                 1.9187                 1.9187
Optional Redemption              Call (N)             Call (N)                Call (N)               Call (N)               Call (N)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AF3

Balance                $21,382,000.00     Delay              24                  WAC              6.551679165          WAM       350
Coupon                 5.67254            Dated              6/1/2004            NET              6.027145             WALA        3
Settle                 6/29/2004          First Payment      7/25/2004


                           50 PricingSpeed    75 PricingSpeed     100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
Price                                Yield              Yield                Yield               Yield               Yield
99.0000                             5.8150             5.8477               5.8872              5.9809              6.0704
99.1250                             5.7998             5.8260               5.8575              5.9324              6.0037
99.2500                             5.7847             5.8043               5.8279              5.8838              5.9372
99.3750                             5.7697             5.7826               5.7983              5.8354              5.8708
99.5000                             5.7546             5.7610               5.7687              5.7870              5.8045
99.6250                             5.7396             5.7394               5.7392              5.7387              5.7383
99.7500                             5.7246             5.7179               5.7098              5.6905              5.6722
99.8750                             5.7096             5.6963               5.6803              5.6424              5.6062
100.0000                            5.6947             5.6749               5.6510              5.5943              5.5403
100.1250                            5.6798             5.6534               5.6216              5.5463              5.4745
100.2500                            5.6648             5.6320               5.5924              5.4984              5.4088
100.3750                            5.6500             5.6106               5.5631              5.4505              5.3432
100.5000                            5.6351             5.5892               5.5339              5.4028              5.2778
100.6250                            5.6203             5.5679               5.5048              5.3551              5.2124
100.7500                            5.6055             5.5466               5.4757              5.3074              5.1471
100.8750                            5.5907             5.5253               5.4466              5.2599              5.0820
101.0000                            5.5759             5.5041               5.4176              5.2124              5.0169

WAL                                  11.70               7.27                 5.00                2.88                2.05
Mod Durn                              8.33               5.79                 4.24                2.59                1.89
Principal Window             Jul14 - Nov17      Jun10 - Jun13        Oct08 - Apr10       Jan07 - Dec07       May06 - Sep06

LIBOR_1MO                           1.2788             1.2788               1.2788              1.2788              1.2788
LIBOR_6MO                           1.9187             1.9187               1.9187              1.9187              1.9187
Optional Redemption                Call (N)           Call (N)             Call (N)            Call (N)            Call (N)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AF4

Balance           $44,161,000.00       Delay              24                   WAC               6.551679165          WAM        350
Coupon            5.95                 Dated              6/1/2004             NET               6.027145             WALA         3
Settle            6/29/2004            First Payment      7/25/2004


                            50 PricingSpeed    75 PricingSpeed    100 PricingSpeed   150 PricingSpeed    200 PricingSpeed
Price                                 Yield              Yield               Yield              Yield               Yield
95.4978                              6.4429             6.5355              6.6556             6.9808              7.5994
95.6228                              6.4308             6.5210              6.6377             6.9526              7.5502
95.7478                              6.4187             6.5065              6.6198             6.9245              7.5011
95.8728                              6.4066             6.4921              6.6020             6.8964              7.4521
95.9978                              6.3945             6.4777              6.5842             6.8683              7.4031
96.1228                              6.3825             6.4633              6.5664             6.8403              7.3543
96.2478                              6.3705             6.4489              6.5487             6.8123              7.3055
96.3728                              6.3585             6.4346              6.5310             6.7844              7.2568
96.4978                              6.3465             6.4203              6.5133             6.7566              7.2082
96.6228                              6.3345             6.4060              6.4957             6.7287              7.1597
96.7478                              6.3226             6.3918              6.4780             6.7010              7.1112
96.8728                              6.3107             6.3776              6.4605             6.6733              7.0629
96.9978                              6.2988             6.3633              6.4429             6.6456              7.0146
97.1228                              6.2870             6.3492              6.4254             6.6180              6.9664
97.2478                              6.2751             6.3350              6.4079             6.5905              6.9182
97.3728                              6.2633             6.3209              6.3904             6.5629              6.8702
97.4978                              6.2515             6.3068              6.3730             6.5355              6.8222

WAL                                   18.93              14.14               10.46               5.86                3.02
Mod Durn                              10.78               9.02                7.30               4.63                2.65
Principal Window              Nov17 - May32      Jun13 - May29       Apr10 - Mar25      Dec07 - Jul18       Sep06 - May09

LIBOR_1MO                            1.2788             1.2788              1.2788             1.2788              1.2788
LIBOR_6MO                            1.9187             1.9187              1.9187             1.9187              1.9187
Optional Redemption                 Call (N)           Call (N)            Call (N)           Call (N)            Call (N)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AF5

Balance            $26,482,000.00      Delay              24                   WAC               6.551679165          WAM        350
Coupon             5.64013             Dated              6/1/2004             NET               6.027145             WALA         3
Settle             6/29/2004           First Payment      7/25/2004


                           50 PricingSpeed    75 PricingSpeed    100 PricingSpeed   150 PricingSpeed    200 PricingSpeed
Price                                Yield              Yield               Yield              Yield               Yield
99.0000                             5.8065             5.8162              5.8255             5.8746              5.9486
99.1250                             5.7865             5.7945              5.8026             5.8501              5.9229
99.2500                             5.7666             5.7728              5.7797             5.8257              5.8973
99.3750                             5.7467             5.7512              5.7568             5.8013              5.8718
99.5000                             5.7269             5.7297              5.7340             5.7770              5.8462
99.6250                             5.7071             5.7081              5.7112             5.7527              5.8207
99.7500                             5.6873             5.6866              5.6884             5.7284              5.7953
99.8750                             5.6675             5.6652              5.6657             5.7042              5.7699
100.0000                            5.6478             5.6438              5.6430             5.6800              5.7445
100.1250                            5.6281             5.6224              5.6204             5.6559              5.7192
100.2500                            5.6085             5.6010              5.5978             5.6318              5.6939
100.3750                            5.5888             5.5797              5.5752             5.6077              5.6686
100.5000                            5.5693             5.5584              5.5527             5.5837              5.6434
100.6250                            5.5497             5.5372              5.5302             5.5597              5.6183
100.7500                            5.5302             5.5159              5.5077             5.5357              5.5931
100.8750                            5.5107             5.4948              5.4853             5.5118              5.5680
101.0000                            5.4912             5.4736              5.4629             5.4880              5.5430

WAL                                   8.28               7.41                6.89               6.35                5.99
Mod Durn                              6.32               5.81                5.49               5.15                4.91
Principal Window             Jul07 - Mar32      Jul07 - Mar29       Jul07 - Jan25      Oct07 - May18       Feb08 - Aug14

LIBOR_1MO                           1.2788             1.2788              1.2788             1.2788              1.2788
LIBOR_6MO                           1.9187             1.9187              1.9187             1.9187              1.9187
Optional Redemption                Call (N)           Call (N)            Call (N)           Call (N)            Call (N)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AV2


Balance      $11,870,000.00     Delay            0            Index             LIBOR_1MO | 1.2788     WAC   6.551679165  WAM    350
Coupon       1.6288             Dated            6/29/2004    Mult / Margin     1 / 0.35               NET      6.027145  WALA     3
Settle       6/29/2004          First Payment    7/25/2004    Cap / Floor       999 / 0


                             50 PricingSpeed      75 PricingSpeed      100 PricingSpeed      150 PricingSpeed      200 PricingSpeed
Price                            Disc Margin          Disc Margin           Disc Margin           Disc Margin           Disc Margin
99.0000                                   56                   66                    77                   106                   144
99.1250                                   53                   62                    72                    97                   130
99.2500                                   51                   58                    67                    88                   117
99.3750                                   48                   54                    61                    79                   103
99.5000                                   46                   51                    56                    70                    89
99.6250                                   43                   47                    51                    61                    76
99.7500                                   40                   43                    46                    53                    62
99.8750                                   38                   39                    40                    44                    49
100.0000                                  35                   35                    35                    35                    35
100.1250                                  33                   31                    30                    26                    22
100.2500                                  30                   27                    25                    18                     8
100.3750                                  27                   24                    19                     9                    -5
100.5000                                  25                   20                    14                     0                   -19
100.6250                                  22                   16                     9                    -8                   -32
100.7500                                  20                   12                     4                   -17                   -46
100.8750                                  17                    8                    -2                   -26                   -59
101.0000                                  15                    4                    -7                   -34                   -72

WAL                                     5.11                 3.36                  2.43                  1.44                  0.92
Mod Durn                                4.78                 3.22                  2.36                  1.42                  0.92
Principal Window               Jul04 - Jun24        Jul04 - Dec17         Jul04 - Feb14         Jul04 - Dec09         Jul04 - Apr07

LIBOR_1MO                             1.2788               1.2788                1.2788                1.2788                1.2788
LIBOR_6MO                             1.9187               1.9187                1.9187                1.9187                1.9187
Optional Redemption                  Call (N)             Call (N)              Call (N)              Call (N)              Call (N)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - M1

Balance        $8,618,000.00        Delay                24                    WAC             6.551679165          WAM         350
Coupon         5.95                 Dated                6/1/2004              NET             6.027145             WALA          3
Settle         6/29/2004            First Payment        7/25/2004


                            50 PricingSpeed      75 PricingSpeed     100 PricingSpeed      150 PricingSpeed       200 PricingSpeed
Price                                 Yield                Yield                Yield                 Yield                  Yield
97.9207                              6.2421               6.3040               6.3689                6.4824                 6.5384
98.0457                              6.2267               6.2845               6.3448                6.4501                 6.5019
98.1707                              6.2114               6.2651               6.3209                6.4179                 6.4654
98.2957                              6.1961               6.2457               6.2969                6.3858                 6.4289
98.4207                              6.1808               6.2263               6.2730                6.3537                 6.3925
98.5457                              6.1655               6.2070               6.2492                6.3217                 6.3562
98.6707                              6.1503               6.1877               6.2254                6.2897                 6.3199
98.7957                              6.1351               6.1684               6.2016                6.2578                 6.2837
98.9207                              6.1199               6.1492               6.1779                6.2259                 6.2476
99.0457                              6.1047               6.1300               6.1542                6.1941                 6.2115
99.1707                              6.0896               6.1108               6.1306                6.1624                 6.1754
99.2957                              6.0745               6.0917               6.1070                6.1307                 6.1394
99.4207                              6.0594               6.0726               6.0834                6.0990                 6.1035
99.5457                              6.0444               6.0535               6.0599                6.0674                 6.0677
99.6707                              6.0293               6.0345               6.0365                6.0359                 6.0318
99.7957                              6.0143               6.0155               6.0130                6.0044                 5.9961
99.9207                              5.9994               5.9965               5.9897                5.9730                 5.9604

WAL                                   12.66                 9.09                 6.91                  4.76                   4.06
Mod Durn                               8.29                 6.55                 5.31                  3.95                   3.48
Principal Window              May10 - Jul28        Jul08 - May23        Jul07 - Apr19         Sep07 - Mar14          Nov07 - Jun11

LIBOR_1MO                            1.2788               1.2788               1.2788                1.2788                 1.2788
LIBOR_6MO                            1.9187               1.9187               1.9187                1.9187                 1.9187
Optional Redemption                 Call (N)             Call (N)             Call (N)              Call (N)               Call (N)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - M2

Balance          $6,501,000.00        Delay                 24                    WAC          6.551679165          WAM         350
Coupon           5.95                 Dated                 6/1/2004              NET          6.027145             WALA          3
Settle           6/29/2004            First Payment         7/25/2004


                          50 PricingSpeed       75 PricingSpeed     100 PricingSpeed      150 PricingSpeed      200 PricingSpeed
Price                               Yield                 Yield                Yield                 Yield                 Yield
95.4545                            6.5515                6.6969               6.8549                7.1452                7.3198
95.5795                            6.5355                6.6765               6.8297                7.1112                7.2804
95.7045                            6.5195                6.6562               6.8046                7.0772                7.2411
95.8295                            6.5036                6.6360               6.7796                7.0433                7.2019
95.9545                            6.4876                6.6157               6.7546                7.0095                7.1627
96.0795                            6.4717                6.5955               6.7296                6.9757                7.1236
96.2045                            6.4559                6.5754               6.7047                6.9420                7.0845
96.3295                            6.4400                6.5552               6.6798                6.9083                7.0455
96.4545                            6.4242                6.5352               6.6550                6.8747                7.0066
96.5795                            6.4084                6.5151               6.6302                6.8412                6.9677
96.7045                            6.3927                6.4951               6.6055                6.8077                6.9289
96.8295                            6.3769                6.4751               6.5808                6.7743                6.8901
96.9545                            6.3613                6.4552               6.5562                6.7409                6.8515
97.0795                            6.3456                6.4353               6.5316                6.7076                6.8128
97.2045                            6.3299                6.4154               6.5070                6.6744                6.7743
97.3295                            6.3143                6.3956               6.4825                6.6412                6.7358
97.4545                            6.2988                6.3758               6.4581                6.6081                6.6974

WAL                                 12.53                  8.95                 6.79                  4.65                  3.87
Mod Durn                             8.16                  6.43                 5.20                  3.84                  3.32
Principal Window            May10 - Jan27         Jul08 - Sep21        Jul07 - Nov17         Aug07 - Apr13         Sep07 - Oct10

LIBOR_1MO                          1.2788                1.2788               1.2788                1.2788                1.2788
LIBOR_6MO                          1.9187                1.9187               1.9187                1.9187                1.9187
Optional Redemption               Call (N)              Call (N)             Call (N)              Call (N)              Call (N)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - B1

Balance          $5,897,000.00         Delay                  24                 WAC          6.551679165          WAM         350
Coupon           5.95                  Dated                  6/1/2004           NET          6.027145             WALA          3
Settle           6/29/2004             First Payment          7/25/2004


                           50 PricingSpeed      75 PricingSpeed     100 PricingSpeed        150 PricingSpeed       200 PricingSpeed
Price                                Yield                Yield                Yield                   Yield                  Yield
93.0773                             6.8659               7.1013               7.3601                  7.8454                 8.1680
93.2023                             6.8491               7.0798               7.3335                  7.8091                 8.1254
93.3273                             6.8323               7.0584               7.3069                  7.7729                 8.0829
93.4523                             6.8156               7.0370               7.2804                  7.7368                 8.0404
93.5773                             6.7989               7.0157               7.2539                  7.7007                 7.9980
93.7023                             6.7822               6.9944               7.2275                  7.6648                 7.9557
93.8273                             6.7656               6.9731               7.2012                  7.6288                 7.9134
93.9523                             6.7490               6.9519               7.1748                  7.5930                 7.8712
94.0773                             6.7324               6.9307               7.1486                  7.5572                 7.8291
94.2023                             6.7159               6.9096               7.1224                  7.5214                 7.7870
94.3273                             6.6994               6.8885               7.0962                  7.4857                 7.7450
94.4523                             6.6829               6.8674               7.0701                  7.4501                 7.7031
94.5773                             6.6664               6.8464               7.0440                  7.4146                 7.6613
94.7023                             6.6500               6.8254               7.0180                  7.3791                 7.6195
94.8273                             6.6336               6.8045               6.9920                  7.3436                 7.5778
94.9523                             6.6173               6.7836               6.9660                  7.3083                 7.5362
95.0773                             6.6009               6.7627               6.9401                  7.2729                 7.4946

WAL                                  12.19                 8.65                 6.55                    4.46                   3.66
Mod Durn                              7.98                 6.25                 5.04                    3.70                   3.14
Principal Window             May10 - Jan25        Jul08 - Oct19        Jul07 - Apr16           Jul07 - Mar12          Aug07 - Dec09

LIBOR_1MO                           1.2788               1.2788               1.2788                  1.2788                 1.2788
LIBOR_6MO                           1.9187               1.9187               1.9187                  1.9187                 1.9187
Optional Redemption                Call (N)             Call (N)             Call (N)                Call (N)               Call (N)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - B2

Balance          $1,814,000.00        Delay               24                    WAC           6.551679165            WAM         350
Coupon           5.95                 Dated               6/1/2004              NET           6.027145               WALA          3
Settle           6/29/2004            First Payment       7/25/2004

                              50 PricingSpeed     75 PricingSpeed     100 PricingSpeed      150 PricingSpeed      200 PricingSpeed
Price                                   Yield               Yield                Yield                 Yield                 Yield
82.7574                                8.4200              9.1109               9.8754               11.3109               12.2469
82.8824                                8.3998              9.0849               9.8431               11.2667               12.1951
83.0074                                8.3796              9.0590               9.8108               11.2225               12.1434
83.1324                                8.3594              9.0331               9.7786               11.1785               12.0918
83.2574                                8.3394              9.0073               9.7464               11.1345               12.0402
83.3824                                8.3193              8.9815               9.7143               11.0907               11.9888
83.5074                                8.2993              8.9558               9.6823               11.0469               11.9375
83.6324                                8.2793              8.9302               9.6503               11.0032               11.8862
83.7574                                8.2594              8.9046               9.6184               10.9596               11.8351
83.8824                                8.2395              8.8790               9.5866               10.9160               11.7840
84.0074                                8.2196              8.8535               9.5548               10.8726               11.7330
84.1324                                8.1998              8.8281               9.5231               10.8292               11.6822
84.2574                                8.1801              8.8027               9.4915               10.7859               11.6314
84.3824                                8.1604              8.7774               9.4599               10.7427               11.5807
84.5074                                8.1407              8.7521               9.4284               10.6996               11.5301
84.6324                                8.1210              8.7268               9.3969               10.6566               11.4796
84.7574                                8.1014              8.7016               9.3656               10.6136               11.4292

WAL                                     11.62                8.17                 6.17                  4.19                  3.45
Mod Durn                                 7.45                5.80                 4.66                  3.41                  2.90
Principal Window                May10 - Jul21       Jul08 - Oct16        Jul07 - Nov13         Jul07 - Jul10         Aug07 - Oct08

LIBOR_1MO                              1.2788              1.2788               1.2788                1.2788                1.2788
LIBOR_6MO                              1.9187              1.9187               1.9187                1.9187                1.9187
Optional Redemption                   Call (N)            Call (N)             Call (N)              Call (N)              Call (N)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.